UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2005

ADTRAN, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-24612	63-0918200
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

901 Explorer Boulevard

Huntsville, Alabama 35806-2807

(Address of principal executive offices, including zip code)

(256) 963-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information in Item 5.02 below is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 18, 2005, ADTRAN, Inc. (the “Company”) announced that Mark C. Smith, the Company’s current Chairman of the Board and Chief Executive Officer, will retire as Chief Executive Officer of the Company effective on his 65th birthday on September 10, 2005. Mr. Smith will remain as the non-executive Chairman of the Board. The Company also announced that Howard A. Thrailkill, the Company’s President and Chief Operating Officer and a director of the Company, will retire from each of these positions effective September 10, 2005. In connection with his retirement, the Company has entered into a letter agreement with Mr. Thrailkill that provides that he will remain employed by the Company through October 31, 2005. During this period, Mr. Thrailkill will be available to the Company for advice and for special projects. A copy of the letter agreement is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference. The Compensation Committee of the Board of Directors also approved the acceleration of the vesting of options held by Mr. Thrailkill exercisable for 27,500 shares of the Company’s common stock.

On July 18, 2005, the Board of Directors of the Company appointed Thomas R. Stanton as Chief Executive Officer of the Company, effective September 10, 2005, and Danny J. Windham as President, Chief Operating Officer and Secretary of the Company, effective September 10, 2005. Mr. Stanton, age 40, has been Senior Vice President and General Manger – Carrier Networks of the Company since 2001. Prior to that, he served as the Company’s Vice President and General Manager – Carrier Networks from 1999-2001 and Vice President – Carrier Networks Marketing from 1995-1999. Prior to joining the Company, Mr. Stanton served as Vice President – Marketing & Engineering for Transcrypt International, Inc. and as Senior Director of Marketing for E.F. Johnson Company. Mr. Windham, age 45, has been Senior Vice President and General Manager – Enterprise Networks of the Company since 2001. Prior to that, Mr. Windham served as the Company’s Vice President and General Manager – Enterprise Networks from 1999-2001, Vice President – Enterprise Networks Marketing from 1995-1999, Director of Marketing from 1994-1995 and Manager of Product Management from 1989-1994. Prior to joining the Company, Mr. Windham was the Vice President and Co-Founder of Processing Telecom Technologies, Inc.

The Board of Directors also elected Mr. Stanton as a member of the Board of Directors, effective September 10, 2005, to fill the vacancy created by Mr. Thrailkill’s retirement.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed with this report.

Exhibit No.		Description
10.1	–	Letter Agreement dated July 18, 2005 between ADTRAN, Inc. and Howard A. Thrailkill

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN, INC.
(Registrant)

Date: July 18, 2005	/s/ James E. Matthews
James E. Matthews Senior Vice President - Finance, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.		Description
10.1	–	Letter Agreement dated July 18, 2005 between ADTRAN, Inc. and Howard A. Thrailkill